UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2021

DXC TECHNOLOGY COMPANY

(Exact name of registrant as specified in its charter)

Nevada	001-38033	61-1800317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Boulevard
Tysons, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

(703) 245-9675

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DXC	The New York Stock Exchange
2.750% Senior Notes due 2025	DXC 25	The New York Stock Exchange
1.750% Senior Notes due 2026	DXC 26	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 23, 2021, DXC Technology Company (the “Company” or “DXC”) announced the results of the previously announced cash tender offers (the “tender offers”) for any and all of the Company’s outstanding 4.450% Senior Notes due 2022 (the “DXC Notes”) and any and all of the outstanding 4.450% senior notes due 2022 issued by DXC’s wholly-owned subsidiary, Computer Sciences Corporation (“CSC”) (the “CSC Notes,” and, together with the DXC Notes, the “Notes”). The tender offers expired at 5:00 p.m. EDT on March 22, 2021.

On March 23, 2021, the Company accepted for payment a total of $120,752,000 aggregate principal amount of the DXC Notes, or 43.99% of the aggregate principal amount of the DXC Notes outstanding, and a total of $6,035,000 aggregate principal amount of the CSC Notes, or 3.53% of the aggregate principal amount of the CSC Notes outstanding. This excludes $60,000 aggregate principal amount of the CSC Notes that remain subject to guaranteed delivery procedures described in the offer to purchase relating to the tender offers.

A copy of the press release, dated March 23, 2021, announcing the results of the tender offers is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

All statements in this 8-K that do not directly and exclusively relate to historical facts constitute “forward-looking statements.” These statements represent DXC’s intentions, plans, expectations and beliefs, and no assurance can be given that the results described in such statements will be achieved. These statements are subject to numerous assumptions, risks, uncertainties, and other factors, many outside of DXC’s control, that could cause actual results to differ materially from the results described in such statements. For a description of these factors please see DXC’s most recently filed Annual Report on Form 10-K for the fiscal year ended March 31, 2020, Quarterly Reports on Form 10-Q for the quarterly period ended June 30, 2020, the quarterly period ended September 30, 2020 and the quarterly period ended December 31, 2020. No assurance can be given that any goal or plan set forth in any forward-looking statement can or will be achieved, and readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events except as required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of DXC Technology Company, dated March 23, 2021.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Date: March 23, 2021	By:	/s/ Zafar A. Hasan
	Name:	Zafar A. Hasan
	Title:	Vice President and Head of Corporate Legal,
Corporate Secretary